Scudder Emerging Markets Income Fund
Scudder Global Bond Fund
Scudder Fixed Income Fund
Scudder Short Duration Fund
Scudder Income Fund

--------------------------------------------------------------------------------


The following disclosure replaces and/or supplements the disclosure in each of the above-listed Fund's statements of additional information under one of the following captions: "Management of the Funds", "Management of the Funds and Trusts" and "Service Providers".

Scudder Emerging Markets Income Fund
Scudder Global Bond Fund

The Subadvisor

Prior to December 2, 2005, Deutsche Asset Management Investment Services Limited ("DeAMIS"), an affiliate of Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), the investment advisor of Scudder Global Bond Fund and Scudder Emerging Markets Income Fund, was the subadvisor for each Fund and was responsible for managing each Fund's assets. DeAMIS rendered investment advisory and management services including services related to foreign securities, foreign currency transactions and related investments with regard to the portion of the portfolio that is allocated to it by the Advisor from time-to-time for management. DeAMIS provided a full range of international investment advisory services to institutional and retail clients.

On December 1, 2005, Aberdeen Asset Management PLC ("Aberdeen PLC") acquired from Deutsche Bank AG, the parent company of the Advisor, parts of its asset management business and related assets based in London and Philadelphia (the "Aberdeen Transaction"). As of that date, DeAMIS became a direct wholly-owned subsidiary of Aberdeen PLC and was renamed Aberdeen Asset Management Investment Services Limited ("AAMISL"). AAMISL is a registered investment advisor under the Investment Advisers Act of 1940, as amended. As of December 2, 2005, it became the subadvisor to the Funds pursuant to a written contract ("Aberdeen Sub-Advisory Agreement"). Those individuals who manage all or a portion of the assets of your Funds as employees of DeAMIS became employees of subsidiaries of Aberdeen PLC, and these same individuals will continue to be responsible for the management of each Fund's assets.

As the subadvisor, AAMISL, under the supervision of the Board of Trustees and the Advisor, makes each Fund's investment decisions, buys and sells securities for each Fund and conducts the research that leads to these purchase and sale decisions. AAMISL is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges. AAMISL provides a full range of international investment advisory services to institutional and retail clients.

Aberdeen PLC and its asset management subsidiaries, including AAMISL, are known as "Aberdeen".

Scudder Fixed Income Fund
Scudder Short Duration Fund

The Subadvisor

On December 1, 2005, Aberdeen Asset Management PLC ("Aberdeen PLC") acquired from Deutsche Bank AG, the parent company of Deutsche Asset Management ("DeAM, Inc." or the "Advisor"), parts of its asset management business and related assets based in London and Philadelphia (the "Aberdeen Transaction"). As of December 2, 2005, and pursuant to a written contract ("Aberdeen Sub-Advisory Agreement"), Aberdeen Asset Management Inc. ("AAMI"), a direct wholly-owned subsidiary of Aberdeen

PLC, and a registered investment advisor under the Investment Advisers Act of 1940, as amended, became the subadvisor to the Scudder Fixed Income Fund and Scudder Short Duration Fund.

As the subadvisor, AAMI, under the supervision of the Board of Trustees and the Advisor, makes each Fund's investment decisions, buys and sells securities for each Fund and conducts the research that leads to these purchase and sale decisions. AAMI is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges. AAMI provides a full range of international investment advisory services to institutional and retail clients.

Aberdeen PLC and its asset management subsidiaries, including AAMI, are known as "Aberdeen".

Scudder Income Fund

The Subadvisor

Prior to December 2, 2005, Deutsche Asset Management Investment Services Limited ("DeAMIS"), an affiliate of Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), the investment advisor of Scudder Income Fund, was the subadvisor for the Fund. DeAMIS rendered investment advisory and management services, including services related to foreign securities, foreign currency transactions and related investments. The Advisor managed all other assets of the Fund. DeAMIS provided a full range of international investment advisory services to institutional and retail clients.

On December 1, 2005, Aberdeen Asset Management PLC ("Aberdeen PLC") acquired from Deutsche Bank AG, the parent company of the Advisor, parts of its asset management business and related assets based in London and Philadelphia (the "Aberdeen Transaction"). As of December 1, 2005, DeAMIS became a direct wholly-owned subsidiary of Aberdeen PLC and was renamed Aberdeen Asset Management Investment Services Limited ("AAMISL"), and the individuals at the Advisor's Philadelphia-based Fixed Income team who managed all or a portion of the assets of the Fund became employees of Aberdeen Asset Management Inc. ("AAMI"). AAMI and AAMISL are each a direct wholly-owned subsidiary of Aberdeen PLC and a registered investment advisor under the Investment Advisers Act of 1940, as amended.

As of December 2, 2005, and pursuant to a written contract with the Advisor, AAMI became the subadvisor to the Fund (the "Aberdeen Sub-Advisory Agreement"). As the subadvisor and pursuant to the Aberdeen Sub-Advisory Agreement, AAMI may delegate certain of its duties and responsibilities with respect to the services it is contracted to provide to the Fund. Pursuant to such authority, AAMI has entered into an investment sub-sub-advisory agreement with AAMISL to provide investment services to the Fund ("Sub-Sub-Advisory Agreement").

Aberdeen PLC and its asset management subsidiaries, including AAMI and AAMISL, are known as "Aberdeen".

Scudder Fixed Income Fund
Scudder Income Fund
Scudder Short Duration Fund
Scudder Emerging Markets Income Fund
Scudder Global Bond Fund

Amended and Restated Investment Management Agreements

Prior to December 2, 2005, the DeIM or DeAM, Inc. (together, the "Advisors") served as investment advisor to each Fund pursuant to an Investment Management Agreement between the Advisor and the relevant Fund (the "Previous Investment Management Agreements"). On December 2, 2005, the Advisors began serving as investment advisor to each Fund pursuant to Amended and Restated Investment Management Agreements, which contain provisions substantially identical to the Previous Investment

Management Agreements, except that the Amended and Restated Investment Management Agreements contain a specific provision authorizing the Advisors to delegate some or all of their duties under the Amended and Restated Investment Management Agreements to non-affiliated sub-advisors, such as AAMI and AAMISL.

The Aberdeen Sub-Advisory Agreements and the Sub-Sub-Advisory Agreement

Under the terms of the Aberdeen Sub-Advisory Agreements and the Sub-Sub-Advisory Agreement, AAMI and AAMISL, respectively, each agree, subject to the supervision and control of the Advisor and the applicable Board (and, in the case of the Sub-Sub-Advisory Agreement, also subject to the supervision and control of
AAMI), to manage the securities and assets of a Fund entrusted to it by the Advisor (or, in the case of the Sub-Sub-Advisory Agreement, entrusted to AAMISL by AAMI), in accordance with such Fund's investment objective(s), policies and restrictions. As compensation for their services under the Aberdeen Sub-Advisory Agreements and the Sub-Sub-Advisory Agreement, AAMISL and AAMI will each be paid an annual fee, computed daily and paid monthly, according to the following fee schedule:

                                        Amount of Sub-Advisory Fee (paid by the
Name of Fund                               Advisor from the management fee)
------------                               --------------------------------

Emerging Markets Income Fund*                  0.33% of average daily net assets
Fixed Income Fund**                            0.29% of average daily net assets
Global Bond Fund*                              0.23% of average daily net assets
Income Fund***                                 0.33% of average daily net assets
Short Duration Fund**                          0.22% of average daily net assets

*        To be paid to AAMISL

**       To be paid to AAMI

*** To be paid to AAMI (a portion of which (0.05%) AAMI pays to AAMISL under the Sub-Sub-Advisory Agreement)

Each of AAMISL (except in the case of the Income Fund) and AAMI is paid for its services by the Advisor, and not the Funds, from its fee as investment advisor to the Funds.

The Aberdeen Sub-Advisory Agreements and the Sub-Sub-Advisory Agreement will each have an initial term of two years (unless sooner terminated) and will each remain in effect from year to year thereafter if approved annually (i) by the applicable Board or by the vote of a "majority of the outstanding voting securities" of the applicable Fund, and (ii) by a majority of the Independent Board Members who are not parties to the relevant agreement, cast in person at a meeting called for such purpose.

AAMISL and AAMI are each obligated to pay all expenses (excluding brokerage costs, custodian fees, fees of independent registered public accounting firms or other expenses of the Funds to be borne by the Funds) in connection with the performance of its services. The Funds bear certain other expenses incurred in their operation. The services of AAMISL and AAMI are not deemed to be exclusive and nothing in the Aberdeen Sub-Advisory Agreements or Sub-Sub-Advisory Agreement prevents AAMISL and AAMI or their affiliates from providing similar services to other investment companies and other clients (whether or not their investment objective and policies are similar to those of the Funds) or from engaging in other activities.

Under the Aberdeen Sub-Advisory Agreements and the Sub-Sub-Advisory Agreement, AAMISL and AAMI will each be liable (i) if it causes a Fund to be in violation of any applicable federal or state law, rule or regulation or any investment policy or restriction set forth in the Prospectus or any written guidelines, policies or instructions provided in writing by the applicable Board or the Advisor, and (ii) for its willful misfeasance, bad faith or gross negligence in the performance of its duties or its reckless disregard of its obligations and duties under the Aberdeen Sub-Advisory Agreements or the Sub-Sub-Advisory Agreement.

Background and Board Considerations

The Boards of Trustees/Directors of the Funds held a joint meeting on August 9, 2005 to consider information about Aberdeen PLC, Aberdeen, AAMISL and AAMI and the Aberdeen Transaction. To assist the Boards in their consideration of the Aberdeen Sub-Advisory Agreements and the Sub-Sub-Advisory Agreement, as discussed below, the Boards received and considered extensive information about Aberdeen PLC, AAMISL and AAMI and the resources that they intended to commit to the Funds. The Boards conducted a thorough review of the potential implications of the Aberdeen Sub-Advisory Agreements and the Sub-Sub-Advisory Agreement on each Fund's shareholders and were assisted in this review by their independent legal counsel. On September 9, 2005, the Boards, including their Independent Board Members, approved the Amended and Restated Investment Management
Agreements, the Aberdeen Sub-Advisory Agreements and the Sub-Sub-Advisory Agreement, and directed that these agreements be submitted to each applicable Fund's shareholders for approval.

In approving the terms of the Aberdeen Sub-Advisory Agreements and the Sub-Sub-Advisory Agreement, the Boards considered the following factors, among others:

o The Advisors and Aberdeen PLC have advised the Boards that the same London-based and/or Philadelphia-based Fixed Income team that managed a Fund prior to the Aberdeen Transaction would become employees of Aberdeen and would continue to manage the Fund as employees of an Aberdeen PLC subsidiary. In this regard, the Boards also considered Aberdeen PLC's assurances regarding the arrangements and incentives that had been established to ensure continued employment with Aberdeen of key members of this investment team. The Boards concluded that continued access to the services provided by this team was in the best interests of each Fund and its shareholders.

o The advisory fees paid by a Fund would not change as a result of implementing the Aberdeen Sub-Advisory Agreement and the Sub-Sub-Advisory Agreement, and the overall scope of services provided to the Fund and the standard of care applicable to those services would not be adversely affected. In this regard, the Boards also considered the Advisor's and Aberdeen PLC's representations that they do not expect any diminution in the nature or quality of services provided to the Funds after the Aberdeen Transaction.

o The terms of the Aberdeen Sub-Advisory Agreements and the Sub-Sub-Advisory Agreement are consistent with other sub-advisory agreements considered by the Boards and determined to be in the best interests of shareholders. The Boards considered the fees payable to AAMISL and AAMI by the Advisor under the Aberdeen Sub-Advisory Agreements and by AAMI under the Sub-Sub-Advisory Agreement, including relative to the fees paid to sub-advisors of other similar funds, and concluded that such fees are fair and reasonable. The Boards also considered the portion of the fees retained by the Advisors under the Amended and Restated Investment Management Agreements in light of the services the Advisors will continue to provide and their estimated costs of providing such services and concluded that such fees are fair and reasonable.

o The benefits to the Advisors, Aberdeen PLC and their respective affiliates from the Aberdeen Transaction, including the Advisors' conflicts of interest in recommending to the Boards that they approve the Aberdeen Sub-Advisory Agreements and the Sub-Sub-Advisory Agreement.

o The resources and operations of Aberdeen, including the experience and professional qualifications of Aberdeen personnel that would be providing compliance and other services to the Funds. The Boards noted that, pursuant to the Amended and Restated Investment Management Agreements, the Advisor will oversee the management of a Fund's portfolio by AAMI and AAMISL, and will continue to provide the same administrative services that it currently provides.

o The Advisors' commitment to pay all costs associated with obtaining shareholder approval of the Amended and Restated Investment Management Agreements, the Aberdeen Sub-Advisory Agreements and the Sub-Sub-Advisory Agreement.

The Boards evaluated the Amended and Restated Investment Management Agreements in conjunction with their broader annual review of all contractual arrangements between the Funds and the Advisors and their affiliates. With regard to the Amended and Restated Investment Management Agreement for each Fund, the Boards considered in particular that its terms are substantially identical to the terms of the Previous Investment Management Agreement for that Fund, except that the Amended and Restated Investment Management Agreements contain a provision specifically authorizing the Advisor to delegate some or all of its advisory duties to an unaffiliated sub-advisor (such as AAMI or AAMISL). At the conclusion of this review, the Boards unanimously voted to continue the current contractual arrangements between the Funds and the Advisors and their affiliates, pending shareholder approval of the Amended and Restated Investment Management Agreements, Aberdeen Sub-Advisory Agreements and the Sub-Sub-Advisory Agreement. The factors considered by the Boards in connection with their general contract review, which are also pertinent to their approval of the Amended and Restated Investment Management Agreements, Aberdeen Sub-Advisory Agreements and the Sub-Sub-Advisory Agreement, are set forth below. In determining to approve the continuation of the Funds' Previous Investment Management Agreements, the Boards considered factors that they believe relevant to the interests of Fund shareholders, including:

o The investment management fee schedule for each Fund, including (i) comparative information provided by Lipper regarding investment management fee rates paid to other investment advisors by similar funds, and (ii) fee rates paid to the Advisor by similar funds and institutional accounts advised by the Advisor. With respect to fees paid by similar institutional accounts advised by the Advisors, the Boards considered differences in the scope of services typically provided to mutual funds relative to institutional accounts. The Boards concluded that the fee schedule in effect for each Fund represents reasonable compensation in light of the nature, extent and quality of the services being provided to each Fund and fees paid by similar funds.

o The extent to which economies of scale would be realized as the Funds grow. In this regard, the Boards noted that the investment management fee schedules for Income Fund, Emerging Markets Income Fund and Global Bond Fund include fee breakpoints and that, even though the fee schedules for Fixed Income Fund and Short Duration Fund do not include breakpoints, the Advisor has indicated that it intends to propose breakpoint schedules for these Funds in the near future. The Boards concluded that each Fund's fee schedule represents, or will shortly represent, an appropriate sharing between Fund shareholders and the Advisor of such economies of scale as may exist in the management of the Funds at current asset levels.

o The total operating expenses of each Fund, including expenses relative to each Fund's respective peer group as determined by Lipper. In this regard, the Boards considered that the various expense limitations agreed to by the Advisors effectively limit the ability of any Fund to experience a material increase in total expenses prior to each Board's next annual review of the Funds' contractual arrangements, and also serve to ensure that no Fund's total operating expenses would be uncompetitive relative to the applicable Lipper universe.

o The investment performance of each Fund and the Advisors, both absolute and relative to various benchmarks and industry peer groups. The Boards observed that for the one-year period ended June 30, 2005, over 70% of the Funds were in the top half of the applicable Lipper universe, and that for the three-year period ended June 30, 2005, over 80% of the Funds were in the top half of the applicable Lipper universe. The Boards also noted that for the one-year period ended June 30, 2005, over 80% of the various Scudder Funds overseen by the Boards were in the top half of the applicable Lipper universe, and that for the three-year period ended June 30, 2005, over 70% of such Funds were in the top half of the applicable Lipper universe. Although the Boards found the performance of most Funds to be satisfactory, the Boards also noted the disappointing investment performance of certain Funds in recent years and continued to discuss with senior management of the Advisors the factors contributing to such underperformance and actions being taken to improve performance. The Boards recognized that the Advisors have made significant changes in their investment personnel and processes in recent years in an effort to improve long-term performance.

o The nature, extent and quality of the advisory services provided by the Advisors. The Boards considered extensive information regarding the Advisors, including their personnel (including particularly those personnel with responsibilities for providing services to the Funds), resources, policies and investment processes. The Boards noted that the Advisors are part of a global asset management business that offers a wide range of investing expertise and resources including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world. The Boards also considered the terms of the Previous Investment Management Agreements, including the scope of services provided under such agreements. In this regard, the Boards concluded that the quality and range of services provided by the Advisors have benefited and should continue to benefit the Funds and their shareholders.

o The costs of the services to, and profits realized by, the Advisors and their affiliates from their relationships with the Funds. In analyzing the Advisors' costs and profits, the Boards also reviewed the fees paid to and services provided by the Advisors and their affiliates with respect to administrative services, fund accounting, shareholder servicing and distribution (including fees paid pursuant to 12b-1 plans). The Boards concluded that each Fund's investment management fee schedule represented reasonable compensation in light of the costs incurred by the Advisor and its affiliates in providing services to the Funds.

o The practices of the Advisors regarding the selection and compensation of brokers and dealers executing portfolio transactions for the Funds, including the Advisors' soft dollar practices. In this regard, the Boards observed that the Advisors had voluntarily terminated the practice of allocating brokerage commissions to acquire research services from third-party service providers. The Boards indicated that they would continue to monitor the allocation of the Funds' brokerage to ensure that the principle of "best price and execution" remains paramount in the portfolio trading process.

o The Advisors' commitment to and record of compliance, including their written compliance policies and procedures. In this regard, the Boards considered the Advisors' commitment to indemnify the Funds against any costs and liabilities related to lawsuits or regulatory actions making allegations regarding market timing, revenue sharing, fund valuation or other subjects arising from or relating to pending inquiries. The Boards also considered the significant attention and resources dedicated by the Advisors to documenting and enhancing their compliance processes in recent years. The Boards noted in particular the experience and seniority of the Advisors' chief compliance officer, the large number of compliance personnel who report to him and the substantial commitment of resources by Deutsche Asset Management to compliance matters.

o Deutsche Bank AG's commitment to restructuring and growing its US mutual fund business. The Boards considered recent and ongoing efforts by Deutsche Bank AG to restructure its US mutual fund business to improve efficiency and competitiveness. The Boards considered assurances received from Deutsche Bank AG that it would commit the resources necessary to maintain high quality services to the Funds and their shareholders while various organizational initiatives are being implemented. The Boards also considered Deutsche Bank AG's strategic plans for investing in the growth of its U.S. mutual fund business and the potential benefits to Fund shareholders.

The Boards evaluated the Previous Investment Management Agreements in light of the proposed changes to such arrangements being submitted to shareholders and the fact that such agreements would be continued only until the changes could be implemented. Based on all of the foregoing, the Board of each Fund determined to continue the Previous Investment Management Agreement for such Fund, and concluded that the continuation of such agreement was in the best interests of each Fund's shareholders.

Based on all of the foregoing, each Board concluded that the Amended and Restated Investment Management Agreement, the Aberdeen Sub-Advisory Agreement and the Sub-Sub-Advisory Agreement with respect to each applicable Fund were in the best interests of Fund shareholders.

Scudder Income Fund

The following disclosure replaces and/or supplements the disclosure in the Fund's statements of additional information under the caption: "Management of the Funds"."

Compensation of Portfolio Managers of Sub-Advised Portion of the Fund

Remuneration of Personnel

Aberdeen's remuneration policy ("Policy") is designed to reflect the importance of recruiting, retaining and motivating senior executives and portfolio managers of the caliber necessary to maintain and improve Aberdeen's position in the asset management industry. The Policy seeks to reward performance in a manner which aligns the interests of clients, shareholders and executives. The elements of the Policy as it relates to the Fund's portfolio managers are as follows:

         Basic salary. The salaries of all employees are reviewed annually and are determined by reference to external market research. Aberdeen's Policy is to pay salaries which, when taken together with other benefits, will provide a remuneration package that is reasonable and competitive in the asset management industry. Aberdeen participates in compensation surveys which provide salary comparisons for a range of employees across Aberdeen. Aberdeen also considers information included in other publicly available research and survey results. Staff performance is reviewed formally once a year with mid-term reviews. The review process looks at all of the ways in which an individual has contributed to the organization, and specifically, in the case of portfolio managers, to the investment team.

         Annual bonus. The Policy is to recognize corporate and individual achievements each year through an appropriate annual bonus plan. The aggregate amount of a cash bonus available in any year is dependent on Aberdeen's overall performance and profitability. Consideration will also be given to the levels of bonuses paid in the marketplace. Individual awards, payable to all members of staff, are determined by a rigorous assessment of achievement against defined objectives, and are reviewed and approved by Aberdeen's Remuneration Committee.

         Portfolio managers' bonuses are based on a combination of the investment team's overall performance, the individual's performance and the overall performance of Aberdeen. In calculating a portfolio manager's bonus, Aberdeen takes into consideration the performance of funds managed by the team as well as more subjective issues that benefit Aberdeen. Portfolio manager performance on investment matters is judged over all funds to which the fund manager contributes. Performance is measured against appropriate market indices as well as peer universes over various time periods.

         Deferred bonus. A deferred bonus plan exists and is designed to encourage the retention of certain key employees identified as critical to Aberdeen's achievement of its long-term goals. Deferred bonuses may be in the form of deferred equity in Aberdeen PLC.

         Retention and incentives for former Deutsche Asset Management employees. In addition to the Policy, appropriate retention and incentive arrangements have been put into place for certain employees of the former Deutsche Asset Management businesses, including in some cases participation in the Long Term Incentive Plan. The costs of these arrangements are being borne by both Deutsche Asset Management and Aberdeen.

Conflicts of Interest

In addition to the accounts above, an investment professional may manage accounts in a personal capacity that may include holdings that are similar to, or the same as, those of the funds. AAMI and AAMISL have in place a Code of Ethics that is designed to address conflicts of interest and that, among other things, imposes restrictions on the ability of portfolio managers and other "access persons" to invest in securities that may be recommended or traded in the funds and other client accounts.

Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account, including the following:

o Certain investments may be appropriate for the Fund and also for other clients advised by AAMI and AAMISL, including other client accounts managed by the Fund's portfolio management team. Investment decisions for the Fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. A particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, because clients of AAMI and AAMISL may have differing investment strategies, a particular security may be bought for one or more clients when one or more other clients are selling the security. The investment results achieved for the Fund may differ from the results achieved for other clients of AAMI and AAMISL. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by AAMI and AAMISL to be most equitable to each client, generally utilizing a pro rata allocation methodology. In some cases, the allocation procedure could potentially have an adverse effect or positive effect on the price or amount of the securities purchased or sold by the Fund. Purchase and sale orders for the Fund may be combined with those of other clients of AAMI and AAMISL in the interest of achieving the most favorable net results to the Fund and the other clients.

o To the extent that a portfolio manager has responsibilities for managing multiple client accounts, a portfolio manager will need to divide time and attention among relevant accounts. The Advisor attempts to minimize these conflicts by aligning its portfolio management teams by investment strategy and by employing similar investment models across multiple client accounts.

In some cases, an apparent conflict may arise where AAMI and AAMISL have an incentive, such as a performance-based fee, in managing one account and not with respect to other accounts it manages. The Advisor will not determine allocations based on whether it receives a performance-based fee from the client. Additionally, AAMI and AAMISL have in place supervisory oversight processes to periodically monitor performance deviations for accounts with like strategies.





               Please Retain this Supplement for Future Reference





December 12, 2005